UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 14, 2008
CAM COMMERCE SOLUTIONS, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	000-16569 (Commission File Number)	95-3866450 (IRS Employer Identification No)
17075 Newhope Street, Suite A, Fountain Valley, California 92708
(Address of principal executive offices)
(714) 241-9241
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 5.01 Changes in Control of Registrant
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 99.1

Item 2.01 Completion of Acquisition or Disposition of Assets
     On August 14, 2008, CAM Commerce Solutions, Inc. (“CAM Commerce”) issued a press release announcing the completion of its acquisition by an affiliate of Great Hill Partners, LLC (“GHP”).
     At a special meeting of stockholders held on August 14, 2008, CAM Commerce stockholders adopted an Agreement and Plan of Merger, dated as of June 9, 2008, by and among CAM Commerce, Vegas Holding Corp. (“Parent”), and Vegas Merger Sub, Inc. (“Merger Sub”). Parent and Merger Sub are affiliates of GHP.
     In accordance with the merger agreement, Merger Sub was merged with and into the CAM Commerce (the “Merger”), with CAM Commerce continuing as the surviving corporation in the merger and now a wholly-owned subsidiary of Parent. The current CAM Commerce senior management team, led by Geoffrey Knapp, the Chief Executive Officer of CAM Commerce, will continue to operate the business.
     CAM Commerce stockholders as of the effective time of the merger are entitled to receive $40.50 in cash for each share of CAM Commerce common stock owned by them.
     The press release announcing the closing of the transaction and the results of the special meeting is furnished as Exhibit 99.1 hereto.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On August 14, 2008, CAM Commerce notified The NASDAQ Stock Market (the “Exchange”) that as a result of the Merger each outstanding share of CAM Commerce common stock was converted into the right to receive $40.50 in cash and the Exchange filed a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to CAM Commerce’s common stock. On or about August 25, 2008, CAM Commerce plans to file with the SEC a certification and notice of termination on Form 15 with respect to its common stock, requesting that its common stock be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of CAM Commerce under the Exchange Act be suspended.
Item 5.01 Changes in Control of Registrant
     The information in Item 2.01 above is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Each of Geoff Knapp, Walt Straub, David Frosh and Donald A. Clark resigned as directors of CAM Commerce effective as of August 14, 2008, the closing date of the Merger.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 14, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAM COMMERCE SOLUTIONS, INC.
Date: August 15, 2008	By:	/s/ Paul Caceres
Paul Caceres Jr.
Chief Financial and Accounting Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated August 14, 2008.